Exhibit 10.13

FOURTH AMENDMENT TO AGREEMENT OF PURCHASE AND SALE

THIS FOURTH AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this “Fourth Amendment”) is made as of the 15th day of September, 2011, by and between Domain Gateway I, LP, a Texas limited partnership (“Seller”), and KBSIII Domain Gateway, LLC, a Delaware limited liability company (“Buyer”), successor-in-interest to KBS Capital Advisors LLC, a Delaware limited liability company (“Original Buyer”). In consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

RECITALS

A.       Seller and Buyer are parties to that certain Agreement of Purchase and Sale dated as of August 22, 2011, as amended by that certain First Amendment to Agreement of Purchase and Sale dated as of September 2, 2011, that certain Second Amendment to Agreement of Purchase and Sale dated as of September 9, 2011, and that certain Third Amendment to Agreement of Purchase and Sale dated as of September 9, 2011 (collectively, the “Purchase Agreement”). All initially-capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement unless the context clearly indicates otherwise.

B.       The Purchase Agreement was assigned to Buyer pursuant to an Assignment and Assumption of Purchase Agreement dated as of September 14, 2011, by and between Original Buyer, as assignor, and Buyer, as assignee.

C.       Seller and Buyer have agreed to modify the terms of the Purchase Agreement as set forth in this Fourth Amendment.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intended to be legally bound, Seller and Buyer agree as follows:

1.        Recitals. The Recitals set forth above are hereby incorporated herein by reference as if the same were fully set forth herein.

2.        Description of Real Property. Exhibit A-1 attached to the Purchase Agreement shall be, and hereby is, deleted therefrom, and Exhibit A-1 attached hereto shall be, and hereby is, substituted in its place and stead.

3.        Tenant Estoppel. Notwithstanding anything stated to the contrary in the Purchase Agreement, the Estoppel Certificate that is to be delivered to Buyer under Section 8.4(a) of the Purchase Agreement as a condition to Buyer’s obligation to close the sale and purchase of the Property shall be the Estoppel Certificate in the form of that attached hereto as Exhibit B, executed by the Tenant without any changes other than de minimis changes and changes hereafter approved by Buyer in its sole and absolute discretion (if any).

4.        Acceptance of Additional Agreement. In accordance with the provisions of Sections 8.3(a)(7), 8.4(c), 9.19(a), 9.19(b), Buyer and Seller have agreed upon the forms of the Ground Lease Assignment, Ground Lessor’s Assignment and Consent, Landscape Easement

and the Parking Garage Easement Agreement, the forms of which are attached hereto as Exhibits C-1 through C-4, respectively. Buyer and Seller hereby acknowledge and agree that the provisions of Section 9.19(d) have been satisfied and are no longer of any force or effect.

5.        Austin Energy Service Contract. Notwithstanding anything stated to the contrary in the Purchase Agreement, as a condition to the Closing and each party’s obligation to consummate the transaction contemplated by the Purchase Agreement, on or prior to the Closing Date, Buyer shall have entered (which Buyer covenants and agrees to do) into a service contract with Austin Energy substantially in the form of that attached hereto as Exhibit D with such changes as Buyer may reasonably require. If Buyer has not entered into the service contract with Austin Energy on or prior to the Closing Date, either party may terminate the Purchase Agreement by written notice to the other party on the Closing Date, the Deposit shall be returned to Buyer and neither party shall have any further rights or obligations under the Purchase Agreement except as provided in Section 6.1, 9.3 and 9.9 of the Purchase Agreement.

6.        Subordination of Liens by Massachusetts Mutual Life Insurance Company. Notwithstanding anything stated to the contrary in the Purchase Agreement, as a condition to the Closing and Buyer’s obligation to consummate the transaction contemplated by the Purchase Agreement, on or prior to the Closing Date, Seller shall have caused a Subordination of Mortgage by Massachusetts Mutual Life Insurance Company (“MassMutual”), duly signed and acknowledged by MassMutual, to be recorded in the Official Records of Travis County, Texas subordinating any existing MassMutual’s liens on the Ground Lease Land to the Ground Lease.

7.        Declaration and Other Estoppels. Notwithstanding anything stated to the contrary in the Purchase Agreement, as a condition to the Closing and Buyer’s obligation to consummate the transaction contemplated by the Purchase Agreement, Buyer shall have received, on or prior to the Closing Date, estoppel certificates in the forms attached hereto as Exhibits E-1 and E-2, subject only to de minimis changes and executed by the appropriate parties referenced therein. Buyer’s obligation to consummate the transaction contemplated by the Purchase Agreement shall also be conditioned upon Buyer’s receipt of estoppel certificates in the forms attached hereto as Exhibits E-3 and E-4 (each, together with the estoppel certificates attached as Exhibits E-1 and E-2, a “Declaration Estoppel”), subject only to changes acceptable to Buyer in Buyer’s reasonable discretion, and executed by the appropriate parties referenced therein. Further, Buyer’s obligation to consummate the transaction contemplated by the Purchase Agreement shall be conditioned upon Buyer’s receipt of estoppel certificates in the forms attached hereto as Exhibits E-5 through E-7 (each, a “City Estoppel”), provided, however that the foregoing condition of the delivery of City Estoppels shall be deemed to be satisfied if Buyer receives, on or before Closing, written confirmation from the City of Austin, Texas that Seller has satisfied all prior obligations set forth in the applicable City Estoppel and that Buyer shall not be liable for any future obligations of Seller pursuant to the matters set forth in each City Estoppel.

If Buyer does not receive any Declaration Estoppel or City Estoppel (or written evidence from the City of Austin, Texas in lieu thereof), then Seller will not be in default by reason thereof, and Buyer may, by written notice given to Seller on or before Closing, elect to terminate the Purchase Agreement and receive a refund of the Deposit or waive said condition. If Buyer so elects to terminate the Purchase Agreement, neither party shall have any further rights or obligations except as provided in Section 6.1, Sections 9.3 and 9.9 of the Purchase Agreement. If no such notice is delivered by Buyer, Buyer shall be deemed to have waived such condition.

8.        Assumption of Service Contracts. In accordance with Section 7.5 of the Purchase Agreement, the Service Contracts Buyer wishes to assume are set forth on Exhibit F attached hereto.

9.        Assignment of Purchase Agreement. In accordance with Section 9.6 of the Purchase Agreement, notice is hereby given to Seller that all rights, title and interest in and to the Purchase Agreement has been assigned to Buyer. Buyer hereby reconfirms the representations and warranties contained in Sections 3.5(e) and (g) of the Purchase Agreement and that all other terms and conditions of the Purchase Agreement shall apply to Buyer and are being assumed by Buyer.

10.        Additional Deposit of Documents.

(a) Section 8.3(a) of the Purchase Agreement shall be, and hereby is, supplemented to include the following Subsections 8.3(a)(10) and 8.3(a)(11):

“(10) a ground lease (“Subdivision Ground Lease”), in the form of Exhibit I attached hereto and made a part hereof, executed by Seller.

(11) a Second Amendment to Parking Ground Lease, together with a memorandum of the ground lease referred to therein, in the forms of Exhibit J attached hereto and made a part hereof, executed by Seller and RREEF Domain LP.”

Exhibits I and J attached hereto shall be, and hereby are, attached as Exhibits I and J to the Purchase Agreement.

(b) Section 8.3(b) of the Purchase Agreement shall be, and hereby is, supplemented to include the following Subsection 8.3(b)(8) and 8.3(b)(9):

“(8) the Subdivision Ground Lease, executed by Buyer; and

(9) a completed and executed Counterparty Identification Form in the form attached hereto as Exhibit K.”

11.        Asset Approval Notice. In accordance with Section 2.2 of the Purchase Agreement, notice is hereby given to Seller that by its execution of this Fourth Amendment, Buyer is hereby deemed to have given its Asset Approval Notice.

12.        Effectiveness of Agreement. Except as modified by this Fourth Amendment, all the terms of the Purchase Agreement shall remain unchanged and in full force and effect.

13.        Counterparts. This Fourth Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.

14.        Telecopied Signatures. A counterpart of this Fourth Amendment that is signed by one party to this Fourth Amendment and telecopied to the other party to this Fourth Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this Fourth Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party’s execution of this Fourth Amendment.

15.        Successors and Assigns. All of the terms and conditions of this Fourth Amendment shall apply to benefit and bind the successors and assigns of the respective parties.

IN WITNESS WHEREOF, Seller and Buyer have entered into this Fourth Amendment to Purchase and Sale Agreement and Escrow Instructions as of the date first above stated.

[SIGNATURES ON NEXT PAGE]

“SELLER”

DOMAIN GATEWAY I, LP, a Texas limited partnership

By:	RREEF DOMAIN GP, LLC,
a Delaware limited liability company
Its: General Partner

	By:	/s/ authorized signatory
Its:

“BUYER”

KBSIII DOMAIN GATEWAY, LLC, a Delaware limited liability company

By:	KBSIII REIT ACQUISITION I, LLC,
a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

Exhibit A-1

Description of Real Property

(Attached)

Exhibit B

Form of Estoppel Certificate

(Attached)

Exhibit C-1

Form of Ground Lease Assignment

(Attached)

Exhibit C-2

Form of Ground Lessor’s Assignment and Consent

(Attached)

Exhibit C-3

Form of Landscape Easement

(Attached)

Exhibit C-4

Form of Parking Garage Easement Agreement

(Attached)

Exhibit D

Form of Austin Energy Service Contract

(Attached)

Exhibit E-1

Form of [RREEF/POA] Estoppel

(Attached)

Exhibit E-2

Form of [RREEF/POA] Estoppel

(Attached)

Exhibit E-3

Form of Declaration Estoppel

(Attached)

Exhibit E-4

Form of Declaration Estoppel

(Attached)

Exhibit E-5

Form of City Estoppel

(Attached)

Exhibit E-6

Form of City Estoppel

(Attached)

Exhibit E-7

Form of City Estoppel

(Attached)

Exhibit F

Service Contract to be Assumed

(Attached)

Exhibit I

Form of Subdivision Ground Lease

(Attached)

Exhibit J

Form of Second Amendment to Parking Ground Lease and Memorandum of Ground Lease

(Attached)

Exhibit K

Counterparty Identification Form